Comerica Incorporated Morgan Stanley Financials ConferenceJune 11-12, 2013 Karen ParkhillVice Chairman and CFO Darlene PersonsDirector of Investor Relations Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities LitigationReform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,”“outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,”“outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward” and variations of such words and similarexpressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate toComerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on thebeliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentationand do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica'smanagement for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economicperformance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Suchstatements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties.Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differmaterially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political orindustry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility anddisruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies;changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects ofmore stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; theimplementation of Comerica's strategies and business models; Comerica's ability to utilize technology to efficiently and effectively develop,market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents;changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricingpressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expandcustomer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings ordeterminations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects ofcatastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accountingstandards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. Fordiscussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and ExchangeCommission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 13 of Comerica's Annual Report on Form 10-K for the yearended December 31, 2012. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to updateforward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements aremade. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor forforward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Comerica: A Brief Overview  Among the top 25 U.S. bank holding companies  $65 billion in assets  Strong presence in Texas, California, and Michigan  Three primary lines of business: Business Bank, Retail Bank, and Wealth Management  Founded over 160 years ago  Strong capital position • Tier 1 Common Capital Ratio 10.37% 3 Average Loan Balances1 Average Deposit Balances1 Other Markets $5.711% California$14.428% Finance & Other$0.4 1%Texas$10.020%Michigan$20.240% At 3/31/13 ● 11Q13 average balances; $ in billions ● See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures. California$13.530% Texas$10.123% Michigan$13.631% Other Markets$7.416% 22% 12% 17% 19% 7% SanFrancisco San Diego Los Angeles Detroit Dallas 4 Positioned in Faster Growing Markets Job Growth3Year Over Year3.0% 1.9% 0.8% Texas California Michigan Case Shiller Home Price IndexYear over Year Growth2 US Average:1.6% 20 City Avg: 11% 0.81 0.83 0.83 0.84 0.84 0.98 1.24 1.34 1.38 1.49 1.55 2.16 2.71 3.86 8.34 Columbus San Francisco Indianapolis Jacksonville Austin San Jose Dallas San Diego San Antonio Phoenix Philadelpia Houston Chicago Los Angeles New York Located in 9 of the Top 15 Most Populous Cities1 1Chart: Population in millions. Source: US Census Bureau, Data as of July 2012 ● 2As of March 20133Source: Moody’s Analytics, as of April 2013 New York Los Angeles Chicago Houston P il l hia Phoenix San Antonio San Diego Dallas San Jose Austin Jacksonville Indianapolis San Francisco Columbus

 Established Texas presence: 1988  Moved headquarters to Dallas: 2007  Largest U.S. commercial bank with corporate headquarters in Texas  Acquisition of Sterling completed July 2011  Increased deposit share two notches to #91from 2011  Comerica Texas Economic Activity Index2 up 46% from cycle low 5 At 3/31/13 ● Charts: $ in billions ● 1Source: FDIC June 2012 ● 2March 2013 economic activity index, published May 2013 Substantial Growth Opportunities in Texas 9.3 9.5 9.6 9.8 10.1 1Q12 2Q12 3Q12 4Q12 1Q13 10.2 10.2 9.9 9.8 10.0 1Q12 2Q12 3Q12 4Q12 1Q13 -3% +8% Average Loan Balances Average Deposit Balances  Established California presence: 1991  Increased deposit market share from 20111  Comerica California Economic Activity Index2 up 44% from cycle low 6 Charts: $ in billions ● 1Source: FDIC June 2012 ● 2March 2013 economic activity index, published May 2013 Well Positioned for Growth Opportunities in California 12.1 12.6 12.9 13.3 13.5 1Q12 2Q12 3Q12 4Q12 1Q13 13.7 14.1 15.0 15.5 14.4 1Q12 2Q12 3Q12 4Q12 1Q13 +5% +12% Average Loan Balances Average Deposit Balances

 Established Michigan presence: 1849  Maintained #2 position in Michigan, with an increased deposit market share from 20111  Comerica Michigan Economic Activity Index2 up 68% from cycle low Charts: $ in billions ● 1Source: FDIC June 2012 ● 2March 2013 economic activity index, published May 2013 7 Leveraging #2 Deposit Market Share in Michigan 13.8 13.8 13.5 13.4 13.7 1Q12 2Q12 3Q12 4Q12 1Q13 19.4 19.2 19.6 20.0 20.3 1Q12 2Q12 3Q12 4Q12 1Q13 +4% -1% Average Loan Balances Average Deposit Balances -1.9% -1 .3% - 1.0% -0.6% -0.1% 0.8% 0.9% 1.1% 1.2% 1.3% 1.5% 3.1% FHN SNV RF ST I BBT HBA N ZIO N CMA KE Y MTB BOK F FITB Loan Growth Outpacing Peer Average… 42.3 43.2 43.6 44.1 44.6 1Q12 2Q12 3Q12 4Q12 1Q13 8 Chart: $ in billions +6% Total Average Loan GrowthGrowth in Average Loans(4Q12 vs. 1Q13) Average: 0.4%

Average Quarterly Total Loan Growth1  General Middle Market and National Dealer continued to grow  Commercial Real Estate and Small Business had moderate growth  Mortgage Banker and Energy were stable  Global Corporate and Technology &Life Sciences declined 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2Q12 3Q12 4Q12 1Q13 2Q13 Comerica All Commercial Banks 1Source: Federal Reserve H.8 as of 5/22/13. Large banks are defined as the top 25 domestically chartered commercial banks, ranked by domestic assets. 9 …And the Industry April and MayAverage Loan Trends Highly Liquid, Highly Rated Securities Portfolio 10 At 3/31/13 ● Excludes auction-rate securities ● 1Outlook as of 6/7/13 Mortgage-backed Securities (MBS) Portfolio of $9.9B at 3/31/13 MBS Portfolio Key Metrics:  Portfolio size fluid depending on deposit and loan growth expectations as well as yields available for MBS  In 2Q13, we slowed the reinvestment of pre-payments due to unattractive available yields  Duration of 3.4 years  Duration extends to 5.6 years under a 200 bps instantaneous rate increase  Net unrealized pre-tax gain $229MM  Unamortized premium of about $85MM  Now expect principal reductions of about $750MM for 2Q131 15-Year agency Pass-Through$4.4B 44% 10-Year agency Pass-Through$0.1B 1% CMO$5.3B 54%Other (PT & ARM)$0.1B 1% Average Portfolio for 1Q13: $9.6B

Impact of Low Rates Offset by Loan Growth and Lower Funding Costs 11 Chart: $ in millions ● 1Q13 compared to 4Q12 ● 1Outlook as of 4/16/13 Net Interest Income Net interest income and rate NIM: $424MM 4Q12 2.87% -7MM 2 fewer days in quarter -- +4MM Loan growth -- -2MM Loan portfolio dynamics -0.01 -1MM LIBOR decline -0.01 - 2MM Accretion on acquired portfolio -0.01 -2MM Securities portfolio -0.01 +2MM Lower funding costs +0.01 -- Excess liquidity +0.04 $416MM 1Q13 2.88% FY13 Expected Accretion1 of $20MM - $30MM 417 417 412 411 405 25 18 15 13 11 442 435 427 424 416 3.19 3.10 2.96 2.87 2.88 1Q12 2Q12 3Q12 4Q12 1Q13 Accretion NIM Why is Comerica Asset Sensitive?  ~85% of loans are floating rate with ~ 75% LIBOR based (primarily 30-day LIBOR)  ~15% of loans are fixed rate  <10% of loans have rate floors Noninterest-Bearing as a Percentof Total Deposits2 25% 25% 27% 27% 30% 32% 33% 33% 35% 36% 39% 44% SNV BBT HBA N FHN ST I RF FITB KEY BOK F MTB ZIO N CMA At 3/31/13 ● Source: SNL Financial ● 1Excludes BBT, FHN, & ZION as amounts were not reported. 2Average balances at 3/31/13 Large Proportion of C&I Loans1 Faster Re-pricing or Maturity Date Comerica’s Loan Portfolio 0% 20% 40% 60% 80% 100% CMA BOKF KEY FITB STI HBAN RF SNV MTB C&I Commercial RE All Other 0% 20% 40% 60% 80% 100% CMA FHN KEY RF MTB STI ZION HBAN BOKF BBT SNV FITB Less Than 3 Months Greater Than 3 Months 12

≈145 ≈225 ≈220 1Q13 1Q13 1Q13 Interest Rate Sensitivity is Dynamic 165 160 172 178 181 1Q12 2Q12 3Q12 4Q12 1Q13 Interest Rate Sensitivity: Gradual 200 bps Rate Rise1Increase in Net Interest Income Over 12 months(Estimates Based on Simulation Modeling Analysis) Charts: $ in millions ● 1Analysis based on non-parallel gradual 200 basis point increase in interest rates over 12 months; For methodology see the Company’s Form 10Q for the quarter ended 3/31/13, as filed with the SEC. ● 2A reduction of approximately 10% in deposit balances from 1Q13 average ● 3An increase of approximately 5% in loan balances from 1Q13 average 13 Red ucti on o f de pos its1, 2 Imm edia te 1 00 b ps r ate rise Loa n gr owt h1,3 Alternative AssumptionsIncrease in Net Interest Income Over 12 months(Estimates Based on Simulation Modeling Analysis) Focus on Growing Noninterest Income 14 $ in millions Card Fees Service Charges on Deposit Accounts Fiduciary Income Letter of Credit Fees Growing Fee Income Challenges to Fee Income 52 56 55 51 53 53 53 52 52 208 214 2011 2012 2013 1Q 2Q 3Q 4Q+4% 39 38 43 39 39 37 39 36 42 151 158 2011 2012 2013 1Q 2Q 3Q 4Q+5% 18 17 16 18 18 19 19 18 17 73 71 2011 2012 2013 1Q 2Q 3Q 4Q-3% 15 11 12 15 12 17 12 11 12 58 47 2011 2012 2013 1Q 2Q 3Q 4Q-20%

448 425 424 425 416 448 433 449 427 416 1Q12 2Q12 3Q12 4Q12 1Q13 Restructuring Disciplined Expense Management 15 $4,651 $5,102 $5,253 $5,326 $5,468 $5,681 $5,744 $5,794 $5,844 $5,851 $6,572 $7,264 HBAN RF ZION BBT SNV MTB FHN KEY BOKF FITB STI CMA Noninterest Expense -7% Left Chart: $ in millions ● Right Chart: $ in thousands; As of 3/31/13; Source: SNL Financial Assets Per Employee Compared to Peers Efficiency improvements• Vendor consolidation• Selective outsourcing• Leverage technology  Assisting in offsetting headwinds• Low rate environment• Pension• Healthcare• Regulatory Efficiency Ratio and ROA Long-Term Goals 16 Goal as of 6/7/13 Efficiency Ratio Return on Average Assets (ROA) 59% 66% 69% 67% 72% 69% 68% 2007 2008 2009 2010 2011 2012 1Q13 20 year average: 59% 1.17% 0.33% 0.03% 0.50% 0.69% 0.83% 0.84% 2007 2008 2009 2010 2011 2012 1Q13 20 year average: 1.18% Long-TermGoal: Above 1.30% Long-TermGoal: Below 60%

17 2012 Long-Term Goal1 Efficiency Ratio:69% Efficiency Ratio:<60% Expense Growth of 0 - 2% Fee Income Growth of 2 - 4% Loan Growth of 3 - 5% • Increase cross-sell penetration • Collaboration between businesses Focused growth:• Target markets • Allocation of resources to faster growing businesses • Relationship driven • Normalized rates not necessary to reach long-term goal • Continued focus on operating leverage 1Goal as of 6/7/13 ≈1% ≈2% Normal (≈3.5%) Fed Funds Many factors at play, none of which move independently Factors Expected to Drive Long-Term Efficiency Ratio Goal 12.7% 10.3% 9.4% 9.1% 8.9% 8.2% 7.8% 0.5% 1.1% 1.0% 2.1% 0.8% 1.9% 0.6% 13.2% 11.4% 10.4% 11.2% 9.7% 10.1% 9.2% BOKF KEY CMA RF FITB STI BBT Basel III Tier 1 Common Basel III Impact Basel I Tier 1 Common Strong Capital Position Supports Shareholder Payout 1Source: Company Form 10Q for the quarter ended 3/31/13. Excludes HBAN, FHN, MTB, SNV and ZION as amounts were not available.Peer ratios may be estimates. Peer impact may be calculated using different assumptions and may not be comparable. Impact is estimated and subject to final rulemaking. Comerica may be affected by other changes due to Basel III. See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures. Basel III Capital Ratios1CMA and Peer Banks + 18

83% 59% 34% 36% 62% 91% 57% 96% 104% 86% 143% 47% 79% 77% 35% 34% 34% 34% 45% 56% 53% 47% 43% 43% 57% 19% 20% 24% '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '11 '12 1Q13 Shares RepurchasedDividend Historical Average Shareholder Payout of 77% of annual earnings 19 Strong Capital Position 2012 Capital Plan completed:  $375MM share repurchase over five quarters (1Q12 through 1Q13)  April 24, 2012 increased quarterly dividend 50% to $0.15 per share  January 22, 2013 increased quarterly dividend 13% to $0.17 per share 2013 Capital Plan target1:  $288MM share repurchase target over four quarters (2Q13 through 1Q14) 1Outlook as of 6/7/13 20 As of 3/31/13 ● 1Analysis based on non-parallel gradual increase in interest rates over 12 months; For methodology see the Company’s Form 10Q for the quarter ended 3/31/13, as filed with the SEC. Well Positioned for the Future Loans • Positioned in faster growing markets and industries • Holding new and renewed loan spreads Expenses • Continued tight expense control • Lowest cost deposits & largest percentage DDA funding vs. peers Asset Quality • Stable within normal historical ranges • Weathered cycle well relative to peers Capital Manager • One of the highest payouts among peer group • Strong capital base; Ratios among highest in peer group Rising Rates • Well positioned for rising rates • 200 bps increase in rates expected to result in 11% increase in net interest income1

Appendix Loans by Business and Market 22  Middle Market: Serving companies with revenues generally between $20-$500MM  Corporate: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM  Small Business: Serving companies with revenues generally under $20MM Average $ in billions By Line of Business 1Q13 4Q12 1Q12 Middle MarketGeneralEnergyNational Dealer ServicesEntertainmentTech. & Life SciencesEnvironmental Services $13.43.04.90.62.00.8 $13.22.94.60.61.90.7 $13.02.33.80.61.60.6 Total Middle Market $24.7 $23.9 $21.9 CorporateUS BankingInternational 2.81.8 2.81.8 2.81.6 Mortgage Banker Finance 1.7 2.1 1.5 Commercial Real Estate 3.7 3.7 4.4 BUSINESS BANK $34.7 $34.3 $32.2 Small Business 3.6 3.5 3.6 Retail Banking 1.7 1.8 1.9 RETAIL BANK $5.3 $5.3 $5.5 Private Banking 4.6 4.5 4.6 WEALTH MANAGEMENT $4.6 $4.5 $4.6 TOTAL $44.6 $44.1 $42.3 By Market 1Q13 4Q12 1Q12 Michigan $13.6 $13.4 $13.9 California 13.5 13.3 12.1 Texas 10.1 9.8 9.3 Other Markets 7.4 7.6 7.0 TOTAL $44.6 $44.1 $42.3

Mortgage Banker Finance  40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Excellent credit quality Average Deposits 198 2 80 319 254 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 62 5 645 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13 563 6 57 504 56 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 Average Loans Charts: $ in millions 23 National Dealer Services Line of Business 24 Toyota/Lexus17% Honda/Acura 17% Ford 8% GM 9% Chrysler 8% Mercedes 3%Nissan/ Infiniti 8% Other European 9% Other Asian 11% Other210%  65+ years of Floor Plan lending, with over 20 years on a national basis  Top tier strategy: majority are “Mega Dealer” (five or more dealerships in group)  Excellent credit quality  Robust monitoring of company inventory and performance Geographic DispersionCalifornia 60% Texas 6%Michigan 20% Other 13% 4 .9 3.5 3.5 3.5 4.3 4.9 5.0 2008 2009 2010 2011 2012 1Q13 1Q13 Loan Balances ($ in Billions) Average Period End 1Franchise distribution based on March 31, 2013 period-end (PE) outstandings ● 2Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans). Franchise Distribution1

Energy 25 Average Loans Average Deposits  30+ years’ experience through the cycles  Focus on middle market companies  Excellent credit quality  Deep relationships with significant ancillary noncredit products  Diverse customer base1: Natural Gas Oil Mixed Midstream 19% Service 14% Exploration & Production 67% Charts: $ in millions ● 1Based on 1Q13 period end loans outstanding 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13 67 71 84 107 152 233 430 444 50 1 493 492 865 686 567 533 512 411 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13 26 6,84 3 6,65 2 6,36 5 6,04 5 5,74 4 5,37 4 5,09 6 4,75 4 4,42 8 4,03 4 4,43 6 4,57 7 4,36 5 4,30 5 3,92 4 3,72 7 3,69 3 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 Commercial MortgagesReal Estate ConstructionCommercial & Other  160+ years’ experience with focus on well-established developers, primarily in our footprint  Provides construction and mini-perm mortgage financing  Real Estate Construction average loans up $83MM from 4Q12 4,151 4,228 4,248 4,345 4,655 1Q12 2Q12 3Q12 4Q12 1Q13 +12% At 3/31/13 ● Charts: $ in millions ● 1Based on period-end commitments CRE Line of BusinessAverage Loans CRE Commitments1 Commercial Real Estate Line of Business

Shared National Credit Relationships 27  Approximately 875 borrowers  Strategy: Full relationships with ancillary business  Comerica is agent for approximately 17%  Adhere to same credit underwriting standards as rest of loan book  Credit quality mirrors total portfolio Commercial Real Estate$0.6B 6% Corporate $2.6B 28% General$2.1B 22% National Dealer $0.4B 4% Energy$2.7B 30% Entertainment$0.2B 2% Tech. & Life Sciences$0.2B 2% Environmental Services $0.4B 4% Mortgage Banker$0.2B 2% March 31, 2013: $9.4B As of 3/31/13 ● Chart: Period-end outstandings as of March 31, 2013 ● Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. = Total Middle Market (64%) Growing Average Noninterest-Bearing Deposits Government Card Programs 28  #2 prepaid card issuer1 in US  Service 32 state and local government benefit programs with over 5.6MM cards issued  Service US Treasury DirectExpress Program:• Exclusive provider of prepaid debit cards with a contract through January 2015• Over 4.2 million cards registered• Phasing out checks2As of 5/1/11, new benefit recipientsAs of 3/1/13, current check recipients 185 290 532 650 720 948 1,128 2007 2008 2009 2010 2011 2012 1Q13 US Treasury Program State Card Programs At 3/31/13 ● Chart: $ in millions ● 1Source: 2012 Nilson Report, a leading payment systems publication ● 2Final rule announced 12/22/10

55.1 59 .6 65.4 69 .4 71.3 82.5 9 0.3 92.7 94. 8 107 .0 RF KEY HBA N FITB BB T STI BOK F ZIO N FHN CMA 12 14 14 18 2 3 24 26 2 8 28 28 30 3 3 CMA ZIO N MTB RF FITB ST I BBT FHN HBA N KEY BOK F SNV Growing Deposit Base: Provides Low Cost Funding 29 Total Average Deposit Growth(1Q12 vs. 1Q13) Deposits Per Branch1 Interest Costs on Total Deposits2 Source: SNL Financial ● 1$ in millions at 3/31/2013; Excludes MTB, and SNV, as amounts were not available2In basis points; 1Q13 interest incurred on deposits as a percent of average deposits -7.6% -2.3% -0.7% 1.3% 4. 7% 4.8% 4.8% 4.9% 5.9% 6.7% 7.5% 8.9% SNV RF FHN ST I BBT ZIO N FITB CMA HBA N KEY BOK F MTB Deposits by Business and Market 30  Middle Market: Serving companies with revenues generally between $20-$500MM  Corporate: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM  Small Business: Serving companies with revenues generally under $20MM Average $ in billions By Line of Business 1Q13 4Q12 1Q12 Middle MarketGeneralEnergyNational Dealer ServicesEntertainmentTech. & Life SciencesEnvironmental Services $14.10.40.20.15.00.2 $14.60.50.20.15.20.1 $13.50.70.20.14.70.1 Total Middle Market $20.0 $20.7 $19.3 CorporateUS BankingInternational 2.31.5 2.11.6 1.91.4 Mortgage Banker Finance 0.6 0.6 0.4 Commercial Real Estate 1.2 1.1 1.0 BUSINESS BANK $25.6 $26.1 $24.0 Small Business 2.6 2.7 2.6 Retail Banking 18.4 18.2 17.8 RETAIL BANK $21.0 $20.9 $20.4 Private Banking 3.7 3.8 3.6 WEALTH MANAGEMENT $3.7 $3.8 $3.6 Finance/ Other 0.4 0.5 0.3 TOTAL $50.7 $51.3 $48.3 By Market 1Q13 4Q12 1Q12 Michigan $20.2 $20.0 $19.5 California 14.4 15.5 13.7 Texas 10.0 9.8 10.2 Other Markets 5.7 5.5 4.6 Finance/ Other 0.4 0.5 0.3 TOTAL $50.7 $51.3 $48.3

1$ in millions; Watch list is generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans. ● 2Source: SNL Financial Solid Credit Quality 856 747 692 541 515 4,206 3,835 3,653 3,088 3,110 1Q12 2Q12 3Q12 4Q12 1Q13 Nonperforming Loans Accruing Watch list Loans Nonperforming Loans Continue to Trend Down1 0 2 4 6 2008 2009 2010 2011 2012 1Q13 Peer Range Peer Group Average CMA NCO Ratio: Lower Than Peer Average2  Consistent credit underwriting policies  Positive credit migration reflected in loan yields  Credit metrics within historical normal range 31 Charts: $ in millions ● 1Q13 compared to 4Q12 Nonperforming Assets of $555MM, a $40MM decrease, included:• Nonaccrual loans decreased $25MM • Foreclosed Property decreased to $40MM Troubled Debt Restructurings (TDRs) of $233MM, included:• $85MM Performing Restructured• $21MM Reduced Rate • $127MM Nonaccrual TDR March 31, 2013Nonaccrual Loans $494MMBy Business Middle Market$126MM Corporate $6MM Commercial Real Estate$122MM Private Banking$57MM Small Business$92MM Other$91MM 32 Nonperforming Assets:Continue to Trend Down Nonperforming Assets 923 814 755 595 5552.14 1.85 1.71 1.29 1.23 1Q12 2Q12 3Q12 4Q12 1Q13 Nonperforming Assets as aPercentage of Total Loans + ORE

Financial Results 33 1Q13 4Q12 1Q12 Diluted income per common share1 $0.70 $0.68 $0.66 Net interest income $416 $424 $442 Loan accretion 11 13 25 Provision for credit losses 16 16 22 Noninterest income 200 204 206 Noninterest expenses 416 427 448 Restructuring expenses -- 2 -- Net income 134 130 130 Total average loans $44,617 $44,119 $42,269 Total average deposits 50,692 51,282 48,311 Tier 1 common capital ratio2 10.37% 10.17% 10.30% Basel III Tier 1 common capital ratio2 9.4% 9.1% -- Average diluted shares (millions) 187 188 196 $ in millions, except per share data ● 1Calculated using net income attributable to common shares ●2See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures Senior Unsecured/Long-Term Issuer Rating S&P Moody’s Fitch DBRS BB&T A- A2 A+ A (high) Comerica A- A3 A A M&T Bank A- A3 A- A (low) BOK Financial A- A2 A A (low) KeyCorp BBB+ Baa1 A- BBB (high) SunTrust BBB Baa1 BBB+ A (low) Fifth Third BBB Baa1 A- A (low) Huntington BBB Baa1 BBB+ BBB First Horizon National Corp BBB- Baa2 BBB- Regions Financial BBB- Ba1 BBB- BBB Zions Bancorporation BBB- Ba1 BBB- BBB (low) Synovus Financial Corp B+ B2 BB- Wells Fargo & Company A+ A2 AA- AA U.S. Bancorp A+ A1 AA- AA JP Morgan A A2 A+ A (high) PNC Financial Services Group A- A3 A+ A (high) Bank of America A- Baa2 A A Holding Company Debt Ratings 34 Pee r Ba nks Larg e Ba nks As of 6/4/13 ● Source: SNL Financial ● Debt Ratings are not a recommendation to buy, sell, or hold securities

Supplemental Financial DataReconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions) 35 3/31/13 12/31/12 9/30/12 6/30/12 3/31/12Tier 1 capital1Less: Trust preferred securities $6,748-- $6,705-- $6,685-- $6,676-- $6,647--Tier 1 common capitalRisk-weighted assets1Tier 1 common capital ratio 6,74865,09910.37% 6,70566,11510.14% 6,68564,48610.37% 6,67664,24410.39% 6,64764,67410.28% Total shareholders’ equityLess: GoodwillLess: Other intangible assets $6,98863521 $6,94263522 $7,08463525 $7,02863528 $6,98563530 Tangible common equity $6,332 $6,285 $6,424 $6,365 $6,320Total assetsLess: GoodwillLess: Other intangible assets $64,88563521 $65,06963522 $63,00063525 $62,38063528 $62,32563530Tangible assets $64,229 $64,412 $62,340 $61,717 $61,660Tangible common equity ratio 9.86% 9.76% 10.30% 10.31% 10.25% The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.1Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation. Supplemental Financial DataTier 1 Common Equity under Basel III (estimated) ($ in billions) 36 Basel III calculations reflect adjustments for the related elements as proposed by regulatory authorities. Basel III impact is estimated and subject to final rulemaking. The Corporation may be affected by other changes due to Basel III. The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.1Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.2Includes AFS mark-to-market and defined benefit pension liability.3The amount of regulatory capital and risk-weighted assets estimated under Basel III (as fully phased-in on January 1, 2019) is based upon the Corporation’s interpretation of the federal banking agencies’ notices of proposed rulemaking, which implement Basel III and the Standardized Approach. Tier 1 Common Equity under Basel III (estimated) 3/31/13 12/31/12Tier 1 common capital under Basel I1Adjustments from Basel I to Basel III:Cumulative other comprehensive income2 $6.7 (0.4) $6.7 (0.4)Tier 1 common equity anticipated under Basel III3 $6.3 $6.3 Risk-weighted assets under Basel I1Adjustments from Basel I to Basel III:Unused commitments < 1 YearReal estate relatedOther $65.1 1.10.90.6 $66.1 1.00.90.5Risk-weighted assets anticipated under Basel III3 $67.7 $68.5 Tier 1 common capital ratioBasel III Tier 1 common capital ratio 10.37%9.4% 10.14%9.1%